We Put Horsepower to Work.

TWIN DISC

2026

Investor Presentation

NASDAQ: TWIN



Disclosures

TWIN DISC

Safe Harbor

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2026 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Non-GAAP Financial Disclosures

Financial information excluding the impact of asset impairments, restructuring charges, foreign currency exchange rate changes and the impact of acquisitions, if any, in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this press release are made alongside the most directly comparable GAAP measures.

Definitions

- Organic net sales is defined as net sales excluding the recent acquisition of Kobelt while adjusting for the effects of foreign currency exchange.
- Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated as net earnings or loss excluding interest expense, the provision or benefit for income taxes, depreciation and amortization expenses.
- Net debt is calculated as total debt less cash.
- Net Leverage Ratio is calculated as net debt divided by the sum of EBITDA over the last twelve months.
- Free cash flow is calculated as net cash provided (used) by operating activities less acquisition of fixed assets.



A Century Of Expertise Powering Drivetrain Solutions At Sea and On Land

Diesel - Hybrid - Electric


TWIN DISC
23
1965

Investment Highlights



- Leader in global power transmission technology
- Diversified IP-protected portfolio
- Healthy backlog and robust project pipeline
- Benefitting from industry tailwinds
- Margin enhancement driving results
- Successful integration of acquisitions
- Strong cash flow generation and balance sheet

Integrated, High-Margin Product Ecosystem







Marine and Propulsion 60%*

Planing and displacement vessels

- Positioned for the propulsion shift
- Worldwide distribution network
- Organic and inorganic runway

Land-Based Transmission 24%*

Off-highway and all-terrain vehicles

- Rising global oil and gas demand
- E-Frac and hybrid expand the market
- Rebuild capability when engines are scarce

Industrial 12%*

Heavy duty disconnect applications

- Full systems and controller technology
- R&D driving new product launches
- Expanding customer applications

* Percentage of full-year 2026 revenue

A Worldwide Network, Anchored By Manufacturing In Seven Countries

TWIN DISC



Manufacturing 9
Distribution & service 6
Purchasing and sourcing 1
Racine, Wisconsin
Global manufacturing headquarters

50+

countries

$381.3M

FY26 Global Sales

FY26 Revenue by Geography

Europe 41%	North America 29%	Asia Pacific 22%	Other 8%

Successful Integration of Acquisitions Creating Scale

Diversifying geography, product lines, and end markets

2018

Veth Propulsion

Papendrecht, Netherlands · azimuth thrusters, marine electronics

DEAL VALUE	FY19 REVENUE ADDED
$60.8M	~$54.9M

Largest deal in company history — built the marine propulsion platform now driving growth and cutting oil & gas dependence.

2024

Katsa Oy

Tampere, Finland · custom gearboxes and transmission components

DEAL VALUE	FY25 REVENUE ADDED
$23M	~$39.1M

Opened European industrial markets and anchors the Finland capacity expansion now serving NATO defense demand.

2025

Kobelt

Surrey, British Columbia · brake, control and steering systems

DEAL VALUE	FY26 REVENUE ADDED
$16.5M	~$13.4M

Adds controls and an in-house foundry, with sales into 60 countries..

Proprietary technology, in-house expertise, and scale across every market

Marine & Propulsion Systems

Defense and Government - Commercial Craft - Fast Commercial Craft - Passenger Vessels - Pleasure Craft



Twin Disc's Unique Position

Veth & Kobelt acquisitions provide complementary products and powerful new technologies:

- In-house hybrid and electrification expertise
- Expansion into new markets and geographies
- Strong Veth and Rolla partnership encourages innovation and expands growth opportunities

Market Dynamics:

- Improved military demand for marine transmissions
- Improved commercial maritime demand in Asia
- Generally strong market conditions

Land-Based Transmissions

Airport Rescue and Firefighting (ARFF) - Energy - Defense - Specialty Commercial Application



Twin Disc's Unique Position

Katsa acquisition provides strategic advantages:

- Over a century of experience in power transmission, product design, and innovation
- Strong North American customer base
- In-house diesel and hybrid/electrification expertise

Market Dynamics:

- **Increase in global demand** for energy-related products and orders for energy applications
- Improving sentiment among North American energy customers points to additional investment in frack rigs, rebuilds, and new units
- **Strengthening demand across core geographic markets**: North America, Latin America, and China
- Continued progress on **next-generation electrified and hybrid solutions supporting long-term demand**

Industrial

Agriculture - Irrigation - Construction - Municipal - Energy - Forestry - Recycling - Transport

Twin Disc's Unique Position

- **Kobelt** acquisition provides geographic expansion, complementary products, powerful new technologies, and in-house engineering capabilities
- **Katsa** represents a strong near-term growth driver via defense vehicle components in Europe

Market Dynamics:

- Strong **global military demand**
- Continued demand in North American construction & recycling markets
- Stable underlying demand across industrial end markets; increased demand for data center components
- Addressing market demand and **leveraging engineering capabilities** across the entire drivetrain platform



Defense Remains a Key Long-Term Growth Driver

TWIN DISC

Robust Defense Activity

+13% YoY increase in 2026 U.S. Defense spending [1]

150% YoY increase in NATO spend target, as a share of GDP [2][3]

Delivering Results

~17% Defense as a % of total backlog

+56% YoY increase in Defense total backlog*

$30–50M identified defense pipeline

Major Geographies

North America
Europe
Asia Pacific

Select Defense End Users

U.S. ARMY

Sources: 1) US DoD FY2026 budget briefing; 2) NATO, Funding NATO; (3) Atlantic Council, Who's at 2 Percent.
** Backlog figures reflect a period greater than six months. Defense spend represents management estimates.*

Transforming the Industry with Sustainable Solutions

TWIN DISC

Hybrid and electric powertrains for the marine, off-highway, and industrial markets


Energy Source
Energy Storage with BMS
High Voltage Equipment
Marine Transmission
Propulsion Control
PTI

5x–10x

more content per application

vs. standard configuration

KEY APPLICATIONS

Workboat	Pleasure Craft	Passenger Vessel	Industrial	E-Frac
Precise low-speed maneuvering — multiple units in service in the Panama Canal	Hinckley SilentJet runs diesel or electric in near silence	Hybrid and full-electric systems cut noise, fuel use, and emissions	Managed clutch controls optimize on-board battery and grid power	Motor plus mechanical shifting — cheaper and longer-lived than a VFD

Financial Overview



Fiscal Year 2026 Highlights



$381.3M Sales

11.9% increase YoY

$29.9M EBITDA

48% increase YoY

$27.1M Net Income

$9.2M FCF

- **Defense continues to be a key growth driver**, supported by demand from the U.S. Navy and NATO
- **Enhanced performance from Oil & Gas**, which is trending positively due to **higher-margin e-frac opportunities**
- **Six-month backlog (as of 6/30/26) of $178.3 million** remained level despite strong shipments and a concerted effort to reduce past-due backlog
- **Strengthened FCF** to continue investing in long-term growth
- **Increased quarterly cash dividend by 25%** to $0.05 per share
- **Well-positioned for 2027** with strong demand, healthy backlog, and robust pipeline

Financial Performance

Net Sales by Product Group

($ in millions)


$242.9
$276.9
$295.1
$340.7
$381.3
FY22
FY23
FY24
FY25
FY26
Marine & Propulsion
Land-Based Transmission
Industrial
Other

Gross Profit by Product Group

($ in millions)


$68.9
$74.3
$83.3
$92.7
$102.6
FY22
FY23
FY24
FY25
FY26
Marine & Propulsion
Land-Based Transmission
Industrial
Other

Diluted Earnings Per Share


$0.78
$0.75
$0.79
$(0.05)
$1.86
FY22*
FY23
FY24
FY25*
FY26**

*Adjusted for change in accounting method

**The Company recognized an income tax benefit of $14 million, or $0.96 per diluted share, in full-year 2026 primarily related to the reversal of the domestic valuation allowance

Balance Sheet

Net Debt

($ in millions)


$24.0
$5.4
$5.7
$15.4
$13.8
FY22
FY23
FY24
FY25
FY26

EBITDA

($ in millions)


$24.0
$25.8
$26.5
$20.2
$29.9
FY22*
FY23
FY24
FY25*
FY26

Leverage Ratio


1.0x
0.2x
0.2x
0.8x
0.5x
FY22*
FY23
FY24
FY25*
FY26

*Adjusted for change in accounting method

Long-Term Strategy


2030 FY Targets
$500M Revenue
30% Gross Margins
>60% FCF Conversion

Leading Hybrid/Electric solution provider for niche marine and land-based applications

Strategic acquisitions to reach new markets and geographies

Rationalize global footprint for efficiency and customer response

Increased focus on controls and system integration rather than individual components

M&A priorities: Industrial and Marine Technology (Hybrid focus)

Capital Allocation Framework



Organic Growth

- Research & Development
- Geographic Extension
- Marketing

Bolt-On & Transformational Acquisitions

- Strategic Fit
- Financial Fit (Internal Rate of Return > WACC)
- Ability to enhance network and capabilities

Return Capital To Shareholders & Deleverage

- Cash Dividends
- Share repurchases
- Debt Reduction

Focus on Further Diversifying Offerings to Strengthen Market Positioning

Summary

- 2026 was a year of **strong sales performance, profitability and cash flow generation**
- **We remain confident that gross margins will improve** over the long-term as we continue to diversify our end markets and recognize enhanced operating leverage
- **Defense momentum continues to build in backlog and pipeline**, supporting longer-term growth
- Strategic investments and footprint optimization initiatives position the business for **sustained profitability**


TWIN DISC
MARINE SUCCESS



Appendix



Marine & Propulsion

Sample Applications



Megayacht



Tugboat



Patrol Boat

Unmanned
Military Vessel
Saronic Marauder



River Cruise Vessel



Commercial Vessel


ARFF Vehicle


FRAC Rig
jerea


XT Tank Retriever

TWIN DISC

Land-Based Transmission

Sample Applications

Industrial

Sample Applications



Military: Patria



Forestry: Shredder



Construction: Rock Crusher



Agro: Manure Spreader

Reconciliation Of Non-GAAP Financial Measures To Reported Financial Measures

TWIN DISC

RECONCILIATION OF TOTAL DEBT TO NET DEBT TO EBITDA
LEVERAGE RATIO CALCULATION
(In thousands; unaudited)

	FY26	FY25*	FY24	FY23	FY22*
Current maturities of long-term debt	$1,500	$3,000	$2,000	$2,010	$2,000
Long-term debt	28,310	28,446	23,811	16,617	34,543
Total debt	$29,810	$31,446	$25,811	$18,627	$36,543
Less cash	16,029	16,109	20,070	13,263	12,521
Net debt	$13,781	$15,337	$5,741	$5,364	$24,022
EBITDA	29,927	20,216	26,553	25,781	23,965
Net Leverage Ratio	0.5x	0.8x	0.2x	0.2x	1.0x

*Adjusted for change in accounting method

Reconciliation Of Non-GAAP Financial Measures To Reported Financial Measures

TWIN DISC

RECONCILIATION OF CONSOLIDATED NET INCOME TO EBITDA
(In thousands; unaudited)

	FY26	FY25*	FY24	FY23	FY22*
Net Income (loss) attributable to Twin Disc	$27,077	($697)	$10,988	$10,380	$10,467
Interest expense	3,078	2,646	1,443	2,253	2,128
Income tax expense	(13,974)	3,368	4,121	3,788	1,823
Depreciation and amortization	13,746	14,899	9,981	9,359	9,547
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$29,927	$20,216	$26,533	$25,781	$23,965

*Adjusted for change in accounting method